SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 24, 2004


                            Daleen Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       0-27491                  65-0944514
----------------------------        --------------           -------------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


           902 Clint Moore Road, Suite 230, Boca Raton, Florida         33487
 ------------------------------------------------------------------ ------------
               (Address of principal executive offices)              (Zip code)


       Registrant's telephone number, including area code: (561) 999-8000

Item 12.  Results of Operations and Financial Condition


          On February 24, 2004, Daleen Technologies, Inc. issued a press release regarding its earnings for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto.

          The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DALEEN TECHNOLOGIES, INC.


                                            By:   /s/ Jeanne Prayther
                                                  ------------------------------
                                                  Chief Financial Officer


Dated:  February 24, 2004